UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2003

GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation or organization)	1-12284 (Commission File Number)	98-0101955 (I.R.S. Employer Identification Number)

10579 Bradford Road, Suite 103 Littleton, Colorado (Address of principal executive offices)		80127-4247 (Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

Explanatory Note
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-4.1 Articles
EX-4.2 Bylaw Number Two and Bylaw Number Three
EX-4.3 Rights Agreement dated April 24, 1996
EX-10.1 Summary of Executive Management Bonus Plan
EX-10.2 Amended & Restated Stock Option Plan
EX-10.3 Form of Indemnification Agreement
EX-10.4 Summary of Severance Arrangements

Explanatory Note

This Report on Form 8-K is filed for the purpose of filing the exhibits listed. Certain of these exhibits were previously filed in paper or electronic format.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements by businesses acquired.

     Not Applicable.

     (b)  Pro forma financial information.

     Not Applicable.

     (c)  Exhibits.

Exhibit
No.	Description

4.1	Articles of Arrangement dated May 14, 1992, with Plan of Arrangement attached, with Certificate of Amendment with respect thereto dated May 15, 1992; Certificate of Amendment dated May 15, 1992 , with Articles of Amendment; Certificate of Amendment dated March 26, 1993, with Articles of Amendment; Articles of Arrangement dated March 7, 1995, with Plan of Arrangement attached, with Certificate of Amendment with respect thereto dated March 14, 1995; Certificate of Amendment dated July 29, 1996, with Articles of Amendment; and Certificate of Amendment dated July 10, 2002, with Articles of Amendment
4.2	Bylaw Number Two, effective May 15, 1992 and Bylaw Number Three, effective May 15, 1992
4.3	Rights Agreement dated as of April 24, 1996, between the Company and the R-M Trust Company as Rights Agent
10.1	Summary of Executive Management Performance Bonus Plan
10.2	Amended and Restated 1997 Stock Option Plan, effective as of April 3, 2002
10.3	Form of Indemnification Agreement between the Company and its officers and directors
10.4	Summary of Severance Arrangements between the Company and certain executive officers

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2003

Golden Star Resources Ltd.

	By:	/s/ Allan J. Marter

Allan J. Marter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

4.1	Articles of Arrangement dated May 14, 1992, with Plan of Arrangement attached, with Certificate of Amendment with respect thereto dated May 15, 1992; Certificate of Amendment dated May 15, 1992 , with Articles of Amendment; Certificate of Amendment dated March 26, 1993, with Articles of Amendment; Articles of Arrangement dated March 7, 1995, with Plan of Arrangement attached, with Certificate of Amendment with respect thereto dated March 14, 1995; Certificate of Amendment dated July 29, 1996, with Articles of Amendment; and Certificate of Amendment dated July 10, 2002, with Articles of Amendment
4.2	Bylaw Number Two, effective May 15, 1992 and Bylaw Number Three, effective May 15, 1992
4.3	Rights Agreement dated as of April 24, 1996, between the Company and the R-M Trust Company as Rights Agent
10.1	Summary of Executive Management Performance Bonus Plan
10.2	Amended and Restated 1997 Stock Option Plan, effective as of April 3, 2002
10.3	Form of Indemnification Agreement between the Company and its officers and directors
10.4	Summary of Severance Arrangements between the Company and certain executive officers